Exhibit 24

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ JOHN D. FINNEGAN
June 9, 2006	John D. Finnegan

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ MICHAEL O’REILLY
June 8, 2006	Michael O’Reilly

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ HENRY B. SCHRAM
June 6, 2006	Henry B. Schram

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ ZOË BAIRD
June 9, 2006	Zoë Baird

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ SHEILA P. BURKE
June 9, 2006	Sheila P. Burke

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ JAMES I. CASH
June 9, 2006	James I. Cash

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ JOEL J. COHEN
June 9, 2006	Joel J. Cohen

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ JAMES M. CORNELIUS
June 9, 2006	James M. Cornelius

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.  I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ KLAUS J. MANGOLD
June 9, 2006	Klaus J. Mangold

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.  I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ DAVID G. SCHOLEY
June 9, 2006	David G. Scholey

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ RAYMOND G.H. SEITZ
June 9, 2006	Raymond G.H. Seitz

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ LAWRENCE M. SMALL
June 9, 2006	Lawrence M. Small

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ DANIEL E. SOMERS
June 9, 2006	Daniel E. Somers

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ KAREN HASTIE WILLIAMS
June 9, 2006	Karen Hastie Williams

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ ALFRED W. ZOLLAR
June 9, 2006	Alfred W. Zollar